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                                                                    Exhibit 7(3)

                            AGREEMENT OF JOINT FILING

            Pursuant to Rule 13d.1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consent to the joint filing on their behalf of an single Schedule 13D and any amendments thereto, with respect to the ownership by each of the undersigned of shares of class A common stock of Firearms Training Systems, Inc. Each of the undersigned hereby further agrees that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.


Dated:  October 31, 2001


                                              DEUTSCHE POST AG

                                              By:  /s/ Dr. Bernd Boecken
                                                   _____________________________
                                                   Name:  Dr. Bernd Boecken
                                                   Title:  Executive Director
                                                   Corporate Finance

                                              DEUTSCHE POSTBANK AG

                                              By:  /s/ A. Martin
                                                   _____________________________
                                                   Name:  A. Martin
                                                   Title: Vice President

                                              PB (USA) HOLDINGS, INC.

                                              By:  /s/ Thomas Leissl
                                                   _____________________________
                                                   Name:  Thomas Leissl
                                                   Title:  Managing Director

                                              PB CAPITAL CORPORATION

                                              By:  /s/ Thomas Leissl
                                                   _____________________________
                                                   Name:  Thomas Leissl
                                                   Title:  Senior Managing
                                                   Director